                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 29, 2003


                             BELL MICROPRODUCTS INC.
             (Exact name of Registrant as Specified in its Charter)


                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)



       000-21528                                             94-3057566
(Commission File Number)                                   (IRS Employer
                                                        Identification No.)


                              1941 RINGWOOD AVENUE
                         SAN JOSE, CALIFORNIA 95131-1721
              (Address of Principal Executive Offices and Zip Code)


                                 (408) 451-9400
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements: None.

         (b)      Pro forma financial information: None.

         (c)      Exhibits:

                  99.1 Press Release dated July 29, 2003 with respect to shelf registration

                  99.2 Press Release dated July 29, 2003 with respect to financial results

ITEM 9. REGULATION FD DISCLOSURE.

         On July 29, 2003, Bell Microproducts Inc. (the "Company") issued a press release to announce its intent to file a shelf registration statement for a proposed public offering of up to $35,000,000. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 29, 2003, Bell Microproducts Inc. issued a press release announcing its 2003 second quarter financial results. The full text of the press release is set forth in Exhibit 99.2 attached hereto and is incorporated in this Report as if fully set forth herein.


The information in this Form 8-K shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained herein is material investor information that is not otherwise publicly available.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BELL MICROPRODUCTS INC.


                                      By /s/ James E. Illson
                                         --------------------------------------
Date:  July 29, 2003                     James E. Illson
                                         Executive Vice President, Finance and
                                         Operations and Chief Financial Officer








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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             BELL MICROPRODUCTS INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                            Commission File No.:
July 29, 2003                                                         000-21528



EXHIBIT NO.                ITEM

  99.1 Press Release dated July 29, 2003 with respect to shelf registration

  99.2 Press Release dated July 29, 2003 with respect to financial results